UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2012

Global Income Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54684	26-4386951
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 South Orange Avenue

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2012, Matthew S. Banks tendered his resignation from the board of directors of Global Income Trust, Inc. (the “Company”) to be effective following the adjournment of the August 14, 2012 meeting of the Company’s board of directors.

The resignation of Mr. Banks from our board of directors was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

Each of MGPA Advisory (Singapore) Pte Ltd, an affiliate of MGPA Limited, and Macquarie Real Estate Advisory Services, LLC., an affiliate of Macquarie Infrastructure and Real Estate Assets, Inc. (“MIRA”), will continue as sub-advisors to our advisor.

MGPA Limited is an independently managed private equity real estate investment advisory company focused on real estate investment in Europe and Asia in which Macquarie Bank Limited, a subsidiary of Macquarie Group Limited, owns a joint venture interest. MIRA is a subsidiary of Macquarie Group Limited.

Statement Regarding Forward-Looking Information

The information above contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements generally are characterized by the use of terms such as “may,” “will,” “should,” “plan,” “anticipate,” “estimate,” “intend,” “predict,” “believe” and “expect” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, our actual results could differ materially from those set forth in the forward-looking statements, including but not limited to, the factors detailed in our prospectus dated April 27, 2012, our Annual Report on Form 10-K for the year ended December 31, 2011, and other documents filed from time to time with the Securities and Exchange Commission.

Some factors that might cause such a difference include, but are not limited to, the following: risks associated with our investment strategy; a worsening economic environment in the U.S. or globally (including financial market fluctuations); risks associated with real estate markets, including declining real estate values; the availability of proceeds from our offering of our shares; the lack of available debt for us or debt on acceptable terms; the use of debt to finance our business activities, including refinancing and interest rate risk and our failure to comply with debt covenants; increased competition for properties and/or tenants; defaults or non-renewal of leases by tenants; failure to lease properties at all or on favorable terms; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expenses; losses in excess of our insurance coverage; unknown liabilities of acquired properties; changes in government regulations or accounting rules; inaccuracies of our accounting estimates; our ability to identify and close on suitable investments; and failure to maintain our REIT qualification. Given these uncertainties, we caution you not to place undue reliance on such statements. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 9, 2012	GLOBAL INCOME TRUST, INC.

	By:	/s/ Steven D. Shackelford
	Name:	Steven D. Shackelford
	Title:	Chief Financial Officer